TAXES ON INCOME	12 Months Ended
Dec. 31, 2013
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 10     -     TAXES ON INCOME

A.	Tax Rates Applicable To The Income Of The Company:

The Company's taxable income is subject to income tax at the regular corporate rate of 25%.

On July 30, 2013, the Knesset Plenum approved, in a third reading, the budget bill and the bill to change the national priorities in 2013 and 2014 ('the Law'). In conjunction with this legislation, the following significant changes affecting taxation were approved:

(1)	An increase of the corporate income tax rate as of 1 January 2014 to 26.5% (1.5% increase)

(2)	Amendment to the Law for the Encouragement of Capital Investment:

i.
The tax rate on a preferred company  in Development area A, effective January 1, 2014 will be 9% (instead of 7% in 2014 and 6% in 2015 and thereafter),  and the tax rate for all other preferred companies  will be 16% (instead of 12.5% in 2014 and 12% in 2015 and thereafter).

ii.	The tax rate on dividend distributed, generated from "benefitting income" or by a company that has an approved enterprise related to tourism will increase effective January 1, 2014 from 15% to 20%.

(3)
Capital gains tax will be imposed on a company that distributes dividends out of revaluation results higher than one million NIS, as if the underlying asset was sold and re-purchased by the distributing company. Corresponding guidance was set forth with respect to the applicable law for capital gains on real estate.

B.	Deferred Income Taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	Year ended December 31,
	2 0 1 3	2 0 1 2

Net loss carry-forward	10,689	9,785
Other additions for tax Purposes	179	114

Net deferred tax asset before valuation allowance	10,868	9,899
Valuation allowance	(10,868)	(9,899)

Net deferred tax asset	-	-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The most significant component of the Company's deferred tax assets is the accumulated net operating losses carry-forward among the two subsidiaries due to the uncertainty of the realization of such tax benefits.

The Company has provided a full valuation allowance in respect of deferred tax assets resulting from tax loss carry-forward and other temporary differences. Management currently believes that since the Company has a history of losses it is more likely than not that the deferred tax regarding the loss carry-forward and other temporary differences will not be realized in the foreseeable future.

Net profit (loss) was incurred as following:

	Year ended December 31,
	2 0 1 3	2 0 1 2

United States	(21)	(40)
Israel	(991)	864
	(1,012)	824

C.	Tax Loss Carry-Forwards::

     Net operating loss carry-forwards as of December 31, 2013 are as follows:

Israel	42,984
United States (*)	522
43,506

     Net operating losses in Israel may be carried forward indefinitely.

     Net operating losses in the U.S. are available through 2027.

(*)
Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.